  Exhibit 99.1

FOR IMMEDIATE RELEASE

BIG ROCK PARTNERS ACQUISITION CORP. ANNOUNCES MERGER WITH NEURORX, INC.

COMBINED COMPANY TO HAVE AN ESTIMATED POST-TRANSACTION EQUITY VALUE IN EXCESS OF $500 MILLION (EXCLUDING POTENTIAL EARNOUT PAYMENTS), ASSUMING A SHARE PRICE OF AT LEAST $10.00 PER SHARE

NeuroRx, Inc. is a clinical stage, small molecule pharmaceutical company which develops novel therapeutics for the treatment of COVID-19 (RLF-100 or “ZYESAMI™ (aviptadil)”) and Bipolar Depression (NRX-100, 101)

Delray Beach, FL – December 14, 2020 – Big Rock Partners Acquisition Corp. (“Big Rock”) (NASDAQ: BRPA), a special purpose acquisition company, announces that it has entered into an Agreement and Plan of Merger with NeuroRx, Inc. (“NeuroRx”), a clinical stage, small molecule pharmaceutical company. NeuroRx develops novel therapeutics for the treatment of COVID-19 (RLF-100 or “ZYESAMI™ (aviptadil)”) and Bipolar Depression (NRX-100, 101). Under the terms of the transaction, Big Rock and NeuroRx will merge and the company is expected to continue to trade on the Nasdaq Stock Market under the symbol “NRXP.” The transaction is expected to occur in the first or second quarter of 2021. As a public Nasdaq-listed company, NeuroRx expects to have increased access to capital to continue development of its innovative drug pipeline targeting Central Nervous System (CNS)/Psychiatry and Respiratory Disease.

An Innovator in Mental Health and Respiratory Drug Development

NeuroRx is a clinical stage, small molecule pharmaceutical company which develops novel therapeutics for the treatment of central nervous system disorders and life-threatening pulmonary disease. NeuroRx’s two main drugs are “ZYESAMI™ (aviptadil)” which is an application for COVID-related respiratory failure and “NRX-101”, which focuses on suicidal bipolar depression and PTSD. ZYESAMI is a synthetic human Vasoactive Intestinal Peptide (VIP), a 28 amino-acid natural peptide with 50 years of research evidence led by the late Prof. Sami Said, documenting protection from Lung Injury by protecting type II epithelial cells. NRX-101 is a fixed-dose combination of D-cycloserine and lurasidone that has advanced to phase 3 with FDA Breakthrough Therapy Designation, a Special Protocol Agreement, Biomarker Letter of Support, and Fast Track Designation.

ZYESAMI (aviptadil) – Therapeutic for Respiratory Failure in COVID-19 and other life-threatening respiratory conditions

NeuroRx established a commercial development partnership with Relief Therapeutics Holding AG (SWX:RLF, OTCQB:RLFTF) (“Relief”) in March 2020 for global commercialization of aviptadil which has been the subject of previous press releases.

NRX 100/101 – Anti-Depressant Drug Regimen

NRX-100/101 is being developed based on Prof. Daniel Javitt’s (Chair of NeuroRx’s Scientific Advisory Board) patented discovery that drugs targeting both the NMDA and 5-HT2A receptors in the brain have the potential to treat both depression and suicidality without the hallucinations caused by most NMDA inhibitors and without the potential for suicide attributable to other 5-HT2A inhibitor drugs:

●
Specific Focus on Suicidal Bipolar Depression: Over 50% of individuals with Bipolar Disorder attempt suicide over their lifetime. Competitors’ pipeline products are focused on Major Depressive Disorder (MDD) and Treatment Resistant Depression (TRD)

●
Potential Stabilization for acutely suicidal patients after a single dose of NRX-100 (ketamine): The sequential drug treatment regimen aspires to maintain remission from depression and suicidal ideation after a single, initial administration of NRX-100 (ketamine). In numerous clinical studies, ketamine has shown rapid-onset, antidepressant/anti-suicidal effects. Ketamine is well known to have potential for addiction, hallucination, vomiting, and neurotoxicity with repeated use.

●
Convenience: In contrast to repeated use of ketamine, NRX-101 is expected to allow treatment at home after an initial stabilization with NRX-100 (ketamine) in a clinical setting

●
NRX-101 Not Expected To Be a Controlled Substance: Unlike ketamine and its derivatives, the two active ingredients of NRX-101 are not classified as controlled substances by the Drug Enforcement Administration (DEA)

Seasoned Management and Board

NeuroRx’s management team is comprised of seasoned industry veterans, led by Founder, Chairman & CEO Jonathan C. Javitt, MD, MPH, Robert Besthof, MIM (Chief Commercial Officer), William Fricker, MBA, CPA (Chief Financial Officer) and Alessandra Daigneault, JD (Corporate Secretary), who are expected to continue to run the combined company, post-transaction.

All officers and members of the Board of Directors of Big Rock will resign in connection with the closing of the transactions. The Board of Directors of the combined company will initially consist of seven members, including Prof. Jonathan Javitt.

Management Commentary

Prof. Javitt stated, “We at NeuroRx are excited to be combining with Big Rock Partners and its base of dedicated investors. Our focus from the outset has been to serve patients with life-threatening conditions who are not served by traditional pharmaceutical approaches. As we have gotten to know our new partners at Big Rock Partners, it is clear to us that they share the same values and commitment to putting the patient first.”

Summary of Transaction

Under the terms of the transaction, Big Rock will issue to NeuroRx’s current equity holders an aggregate of 50 million shares of Big Rock common stock for their interests in NeuroRx, representing $500 million of equity consideration, assuming a value of $10.00 per common share.

Subject to certain conditions, an aggregate of 25 million additional shares of Big Rock common stock will be issued to NeuroRx pre-merger equity holders if, prior to December 31, 2022, (1) RLF-100 receives emergency use authorization by the FDA and (2) the FDA accepts the Company’s filing of its application to approve RLF-100.

In addition, subject to certain conditions, a $100 million cash earnout may be payable to NeuroRx pre-merger equity holders if, prior to December 31, 2022, either (1) FDA approval of the Company’s COVID-19 Drug is obtained and the Company’s COVID-19 Drug is listed in the FDA’s “Orange Book” or (2) FDA approval of the Company’s Antidepressant Drug Regimen is obtained and the Company’s Antidepressant Drug Regimen is listed in the FDA’s “Orange Book”.

The Boards of Directors of both NeuroRx and Big Rock have unanimously approved the proposed transaction. Completion of the transaction is subject to approval by stockholders of NeuroRx and Big Rock and other customary closing conditions.

For additional information on the transaction, see Big Rock’s Current Report on Form 8-K, which will be filed promptly and which can be obtained, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).

EarlyBirdCapital, Inc. (“EBC”) served as financial advisor to Big Rock.  Graubard Miller acted as legal advisor to Big Rock and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as legal advisor to NeuroRx.

 About Big Rock Partners Acquisition Corp.

Big Rock Partners Acquisition Corp. is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Big Rock’s management team includes Richard Ackerman, Chairman, President, and Chief Executive Officer, and Bennett Kim, Chief Financial Officer, Chief Investment Officer, Corporate Secretary and Director. Big Rock’s common stock, units, rights and warrants are quoted on the Nasdaq Capital Market under the ticker symbols BRPA, BRPAU, BRPAR and BRPAW, respectively.

About NeuroRx

NeuroRx draws upon more than 100 years of collective drug development experience and is led by former senior executives of major pharmaceutical companies. In addition to its work on RLF-100, NeuroRx has been awarded Breakthrough Therapy Designation and a Special Protocol Agreement to develop NRX-101 in suicidal bipolar depression and is currently in Phase 3 trials. Its executive team is led by Prof. Jonathan C. Javitt, MD, MPH, who has served as a health advisor to four Presidential administrations and worked on significant drug development projects for major pharmaceutical companies, together with Robert Besthof, MIM, who served as senior executive in the neuroscience and pain division of a major pharmaceutical company. Current directors and advisors of NeuroRx include Hon. Sherry Glied, former Assistant Secretary, U.S. Dept. of Health and Human Services; Mr. Chaim Hurvitz, former President of the Teva International Group, Lt. Gen. HR McMaster, the 23rd National Security Advisor, Wayne Pines, former Associate Commissioner of the U.S. Food and Drug Administration, Judge Abraham Sofaer, and Daniel Troy, former Chief Counsel, U.S. Food and Drug Administration.

Additional Information and Where to Find It

This document relates to a proposed transaction between NeuroRx and Big Rock. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Big Rock intends to file a registration statement on Form S-4 (“Registration Statement”), which will include a proxy statement for the solicitation of Big Rock shareholder approval, a prospectus for the offer and sale of Big Rock securities in the transaction and a consent solicitation statement of NeuroRx, and other relevant documents with the Securities and Exchange Commission (“SEC”). The proxy statement/consent solicitation statement/prospectus will be mailed to stockholders of Big Rock and NeuroRx as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF BIG ROCK AND NEURORX ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement, prospectus and other documents containing important information about Big Rock and NeuroRx once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Additional Information Posted to Website

Big Rock will post information regarding the proposed transaction promptly at www.bigrockpartners.com. An investor presentation will also be furnished promptly by Big Rock to the SEC on a current report on Form 8-K, which can be viewed at the SEC’s website at www.sec.gov and www.bigrockpartners.com. Big Rock intends to use its website as additional means of disclosing information to investors, the media, and others interested in Big Rock. It is possible that certain information that Big Rock posts to its website could be deemed material information, and Big Rock encourages investors, the media, and others interested in Big Rock to review the business and financial information that Big Rock posts on its website as such information could be deemed to be material information.

Participants in the Solicitation

Big Rock, NeuroRx and EBC and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Big Rock’s shareholders in connection with the proposed transaction. Investors and securityholders may obtain more detailed information regarding the names and interests in the proposed transaction of Big Rock’s directors and officers in Big Rock’s filings with the SEC, including the forthcoming proxy statement/consent solicitation statement/prospectus statement. You may obtain a free copy of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Note Regarding Forward Looking Statements
Neither Big Rock, NeuroRx nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this press release. This press release is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed transaction discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction.

This press release includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between NeuroRx, Inc. and Big Rock, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the drugs under development by NeuroRx and the markets in which it operates. Big Rock’s and NeuroRx’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Big Rock’s and NeuroRx’s expectations with respect to future performance and anticipated financial impacts of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Big Rock’s and NeuroRx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the approvals, timing, and ability to complete the proposed business combination, which may adversely affect the trading price of Big Rock’s securities; (2) Big Rock’s ability to remain listed on the Nasdaq Capital Market prior to the closing of the proposed business combination; (3) the combined company’s continued listing on the NASDAQ Capital Market after closing of the proposed business combination; (4) the benefits of the proposed business combination, including future financial and operating results of the combined company; (5) the inherent uncertainty associated with the FDA approval process; (6) the risk that the proposed transaction disrupts current plans and operations of NeuroRx as a result of the announcement and consummation of the transaction described therein and herein; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 or other adverse public health developments; and (11) other risks and uncertainties that will be detailed in the proxy statement/consent solicitation statement/prospectus and registration statement to be filed on Form S-4 with the SEC and as indicated from time to time in Big Rock’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Big Rock and NeuroRX caution that the foregoing list of factors is not exclusive. Big Rock and NeuroRx caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Big Rock nor NeuroRx undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

CORPORATE CONTACTS

Big Rock Partners
Richard Ackerman
Chief Executive Officer
Big Rock Partners Acquisition Corp.
rackerman@bigrockpartners.com

NeuroRx, Inc.
Jonathan C. Javitt, M.D., MPH
Chief Executive Officer
NeuroRx, Inc.
ceo@neurorxpharma.com

MEDIA CONTACT

NeuroRx (United States):
David Schull
Russo Partners, LLC
david.schull@russopartnersllc.com
858-717-2310

INVESTOR RELATIONS

NeuroRx (United States)
Brian Korb
Solebury Trout
bkorb@troutgroup.com
917-653-5122